                                                               Filed Pursuant to
                                                                     Rule 497(e)
                                               File Nos. 811-09381 and 333-80205


                                   X.COM FUNDS

                                  May 19, 2000
                  (supplement to prospectus dated May 1, 2000)


To shareholders of each of the X.COM FUNDS:

THE X.COM FUNDS PROPOSE TO MAKE CERTAIN CHANGES TO THE FUNDS THAT ARE DESCRIBED BELOW, EACH OF WHICH WILL TAKE EFFECT ON OR ABOUT JULY 21, 2000:

ALL X.COM FUNDS OTHER THAN THE X.COM U.S.A. MONEY MARKET FUND
The X.com Funds propose to add a minimal account maintenance fee for each shareholder of $2.00 per account per Fund per calendar quarter during which a shareholder has an investment in a Fund, if the account balance is less than $5,000 on the last business day of the related calendar quarter. The new fee is viewed as necessary to cover basic expenses incurred by the Funds that are the same irrespective of account size but which represent a higher proportionate cost to the Fund for those accounts that maintain a smaller balance. The new account maintenance fee will be charged to each investor's account on or about the last business day of each calendar quarter beginning with the calendar quarter ending September 30, 2000..

THE X.COM PREMIER S&P 500 FUND
The X.com Funds propose to eliminate a portion of the fee waiver and the 0.01% subsidy for the Premier S&P 500 Fund, which will result in annual fees attributable to the Fund of 0.15%. This will allow us to eliminate the maximum account restrictions for the Fund.

X.COM U.S.A. MONEY MARKET FUND
The X.com Funds propose to offer to shareholders of the X.com U.S.A. Money Market Fund a broad array of financial services, including debit cards, checkwriting privileges and electronic transfers. In order to offer these services without any per-transaction charges, we propose to increase the fees payable by shareholders of the Fund to an annual net amount, after fee waivers, of 1.50%. We also propose to change the name of the Fund to the "X.COM MONEY MARKET RESERVE FUND"


INVESTORS PLEASE NOTE THAT A PROXY STATEMENT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION RELATING TO CERTAIN ITEMS TO BE VOTED ON AT A SPECIAL MEETING OF THE SHAREHOLDERS ON JUNE 13, 2000. INVESTORS SHOULD VISIT THE X.COM WEB SITE AT WWW.X.COM FOR FURTHER INFORMATION AND TO COMPLETE THE PROXY.


INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE. Thank you for your continued investment in the Funds. Please call
(888) 447-8999 with any questions.


                                       Sincerely,

                                       X.COM FUNDS

--------------------------------------------------------------------------------